MDP LOW VOLATILITY FUND

Supplement to Prospectus dated March 9, 2022

Effective immediately, the investment minimums for the Fund have changed. The minimum initial investment amount for all account types is $1,000, and the minimum subsequent investment amount for all account types is $1,000. Please consult the Fund’s Prospectus for full details regarding how to invest in the Fund, including situations in which the investment minimums may be waived.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated March 9, 2022, which provide information that you should know before investing in the Fund and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at (833) 914-3344.

Supplement dated June 17, 2022